UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-06071

DWS Institutional Funds

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

DECEMBER 31, 2006

Annual Report
to Shareholders

DWS EAFE® Equity Index Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Investment Management Agreement Approval

click here Trustees and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the fund may not be able to replicate the MSCI EAFE® Index closely enough to track its performance for several reasons, including the fund's cost to buy and sell securities, the flow of money into and out of the fund and the potential underperformance of stocks selected. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2006

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The MSCI EAFE® Index is the exclusive property of Morgan Stanley Capital International, a service of Morgan Stanley, and has been licensed for use by the Fund's investment advisor. There is no guarantee that the Fund will be able to mirror the MSCI EAFE® Index closely to track its performance.

Average Annual Total Returns as of 12/31/06
DWS EAFE® Equity Index Fund	1-Year	3-Year	5-Year	10-Year
Institutional Class	25.69%	19.46%	14.16%	7.25%
MSCI EAFE® Index+	26.34%	19.93%	14.98%	7.71%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

Net Asset Value and Distribution Information
Institutional Class
Net Asset Value: 12/31/06	$ 16.17
12/31/05	$ 13.15
Distribution Information: Twelve Months: Income Dividends as of 12/31/06	$ .36
Institutional Class Lipper Rankings — International Multi-Cap Core Funds Category as of 12/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	162	of	333	49
3-Year	110	of	246	45
5-Year	109	of	201	54
10-Year	53	of	66	80

Source: Lipper Inc. Includes portfolios that invest assets in securities with primary trading markets outside of the United States. It is not possible to invest directly in a Lipper category. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Growth of an Assumed $1,000,000 Investment
[] DWS EAFE® Equity Index Fund — Institutional Class [] MSCI EAFE® Index+

Yearly periods ended December 31
Comparative Results as of 12/31/06
DWS EAFE® Equity Index Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,256,900	$1,704,800	$1,939,300	$2,014,000
	Average annual total return	25.69%	19.46%	14.16%	7.25%
MSCI EAFE® Index+	Growth of $1,000,000	$1,263,400	$1,724,800	$2,009,400	$2,100,900
	Average annual total return	26.34%	19.93%	14.98%	7.71%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

+ The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe , Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2006 to December 31, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2006
Actual Fund Return	Institutional Class
Beginning Account Value 7/1/06	$ 1,000.00
Ending Account Value 12/31/06	$ 1,143.90
Expenses Paid per $1,000*	$ 2.65
Hypothetical 5% Fund Return	Institutional Class
Beginning Account Value 7/1/06	$ 1,000.00
Ending Account Value 12/31/06	$ 1,022.74
Expenses Paid per $1,000*	$ 2.50
* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratio	Institutional Class
DWS EAFE® Equity Index Fund	.49%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS EAFE® Equity Index Fund: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DAMI" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for EAFE® Equity Index Portfolio, in which the fund invests all of its assets. DAMI provides a full range of investment advisory services to institutional and retail clients. DAMI is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DAMI is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Northern Trust Investments, N.A. ("NTI"), an indirect subsidiary of Northern Trust Corporation, is the subadvisor for the portfolio. As of December 31, 2006, Northern Trust Corporation and its subsidiaries had assets under custody of $3.5 trillion, and assets under investment management of $697 billion.

Portfolio Manager

Steven Wetter

Senior Vice President at NTI.

Joined NTI in 2003.

Responsible for non-US Index portfolio management and trading as well as managing non-US equity, currency overlay, and global bond index mandates.

From 1992 to 2003, he was a trader and portfolio manager at Deutsche Bank with its non-US indexing business. Beginning in 1998, he worked for the international group at DWS Scudder.

In the following interview, Portfolio Manager Steven Wetter of Northern Trust Investments, N.A., the fund's subadvisor, discusses the recent market environment as well as the performance of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE®) Index and DWS EAFE® Equity Index Fund during the 12-month period ended December 31, 2006.

Q: How did DWS EAFE® Equity Index Fund perform during 2006?

A: DWS EAFE® Equity Index Fund's Institutional Class shares produced a total return of 25.69%, compared with a return of 26.34% for its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE®) Index.1 (Past performance is no guarantee of future results. Please see pages 4 and 5 for more complete performance information.) The net impact of fair value pricing, transaction costs and fund expenses accounted for the difference in returns between the portfolio and the index.

1 The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

Q: What were the primary factors affecting the international equity markets during the past year?

A: International equities performed very well during the past year on the strength of robust corporate earnings, record levels of merger and acquisition (M&A) activity, and a fairly benign macroeconomic environment. The prospect of improving economic growth in Europe and Japan — along with a potential slowdown for the United States — led to substantial outperformance for international stocks compared with the 15.79% return of the US market, as measured by the Standard & Poor's 500® (S&P 500) Index.2 US-based investors were also helped by the weakness of the dollar versus the major global currencies.3

2 The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
3 Since mutual funds generally purchase stock in local currencies, the appreciation of those currencies versus the dollar raises the value of the equity investment.

The international markets delivered the majority of their gain in the second half of the year. Although the asset class produced a strong performance in the first quarter, a sharp sell-off began in mid-May that left the MSCI EAFE Index in the red year-to-date at its mid-June low. Investors were worried about a variety of issues during this time, including rising oil prices, Middle East tensions and the uncertainty as to how long the US Federal Reserve Board (the Fed) would continue raising interest rates. All of these factors dissipated during the latter half of the year, providing support to the markets. Also boosting returns was the high level of global liquidity, which whetted investors' risk appetite and sparked a surge of cash into the financial markets. The second half rally capped off a period of outstanding performance for international equities: As of December 31, 2006, the three- and five-year annualized returns of the MSCI EAFE Index stood at 19.93% and 14.98%, respectively.

Q: Which sectors within the MSCI EAFE Index were the best and worst performers?

A: From a sector perspective, the breadth of the market's advance was illustrated by the fact that all ten global industry sectors returned at least 14% in US dollar terms, a remarkable achievement. Leading the way was the utilities sector, a significant beneficiary of M&A activity. The feverish pace of this trend was most apparent in Spain and Portugal, where a number of local utilities were taken over by foreign enterprises looking to tap into the areas of stronger growth. Within utilities, the top contributor to overall index performance was Germany's E.ON AG.

The next-best performing sector was materials, which benefited from China's continued role as a major consumer of raw and processed materials. The country has not experienced the economic slowdown that many had forecast, as evidenced by its year-over-year gross domestic product growth of 10.4%. Strong growth has allowed China's infrastructure build-out to continue, feeding demand for steel, chemicals, resins and ores. The leading contributors within materials were Mittal Steel Co. N.V. and Anglo American PLC.

Also delivering substantial outperformance were the consumer staples and financial sectors, while notable laggards included technology, energy — which, in contrast to the broader market, declined sharply in the second half — and telecommunications services. The telecom sector was weighed down by the continued underperformance of fixed-line companies on the European continent, including France Telecom SA, Deutsche Telekom AG and Telecom Italia SpA.

Q: Which countries and regions out- and underperformed during the period?

A: On a regional basis, the best-performing exchanges were concentrated in Europe. Economic activity in the Eurozone has been running above expectations. The unemployment picture improved over the 12-month period, a result of both cyclical strength and the fact that past structural reforms have started to bear fruit. With productivity improving and the business sector restoring its competitiveness, both consumer and business sentiment remained strong throughout the past year. Every market in the region returned at least 28%, and Spain was the top performer with a gain of 48.67%. The UK, German and French markets — which are key to the performance of the index due to their heavy weightings — delivered gains of 30.81%, 33.39% and 36.91%, respectively.

Aside from Japan, the Asian components of the index all performed well. However, Japan delivered an exceptionally weak return of 6.53%, by far the worst among the major markets. Since Japan is the largest country weighting in the MSCI EAFE Index at almost 25%, its performance prevented the index from providing an even better return than it did. Even though the country's economy continues to expand, investors have been concerned about two issues: first, that the growth is not sustainable, and second, that the Bank of Japan will begin raising interest rates in earnest, thereby stifling the nascent recovery. Notably, 18 of the leading 20 individual detractors from index performance were Japanese companies, with the venture capital firm Softbank Corp. taking the largest bite out of returns.

Q: Have you made any changes to your investment approach?

A: We have made no changes in the fund's strategy. Our goal is to maintain a fully invested posture, replicating the return and risk characteristics of the index. To this end, all changes made to the index were incorporated in the fund in order to maintain proper tracking. The index itself provides broad-based exposure to 22 of the largest developed markets outside the United States, across all sectors of the economy. Going forward, we will continue to follow a passive strategy designed to provide returns that approximate those of the benchmark index.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Geographic Diversification (Excludes Cash Equivalents)	12/31/06	12/31/05

Japan	22%	26%
United Kingdom	22%	22%
France	9%	9%
Germany	7%	7%
Switzerland	7%	7%
Netherlands	6%	6%
Australia	6%	5%
Spain	4%	4%
Italy	4%	4%
Other	13%	10%
	100%	100%
Sector Diversification (Excludes Cash Equivalents)	12/31/06	12/31/05

Financials	30%	29%
Consumer Discretionary	12%	12%
Industrials	11%	11%
Materials	8%	8%
Consumer Staples	8%	7%
Energy	7%	8%
Health Care	7%	8%
Information Technology	6%	6%
Utilities	6%	5%
Telecommunication Services	5%	6%
	100%	100%

Geographic diversification and sector diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2006 (13.2% of Net Assets)	Country	Percent
1. Royal Dutch Shell PLC Explores, produces and refines petroleum	Netherlands	1.8%
2. BP PLC Exporter and producer of oil and natural gas	United Kingdom	1.7%
3. HSBC Holdings PLC Provider of international banking and financial services	United Kingdom	1.6%
4. Toyota Motor Corp. Manufacturer of diversified automotive products	Japan	1.4%
5. Total SA Produces, retires, transports and markets oil and natural gas	France	1.2%
6. GlaxoSmithKline PLC Develops, manufactures and markets vaccines and medicines	United Kingdom	1.2%
7. Vodafone Group PLC Provider of mobile telecommunication services	United Kingdom	1.1%
8. Nestle SA Producer and seller of food products	Switzerland	1.1%
9. Novartis AG Manufacturer of pharmaceutical and nutrition products	Switzerland	1.1%
10. Roche Holding AG Developer of pharmaceutical and chemical products	Switzerland	1.0%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of December 31, 2006

	Shares	Value ($)

Common Stocks 97.5%
Australia 5.4%
ABC Learning Centres Ltd.	14,170	93,548
AGL Energy Ltd.*	12,052	153,842
Alinta Ltd.	13,803	128,898
Alumina Ltd.	39,127	194,636
Amcor Ltd.	28,386	162,537
AMP Ltd.	57,096	454,114
Ansell Ltd.	2,546	22,630
APN News & Media Ltd.	5,974	28,350
Aristocrat Leisure Ltd.	11,798	147,838
Australia & New Zealand Banking Group Ltd.	57,101	1,266,742
Australian Stock Exchange Ltd.	5,746	172,555
AXA Asia Pacific Holdings Ltd.	21,871	125,555
Babcock & Brown Ltd.	5,896	115,008
BHP Billiton Ltd.	107,972	2,146,659
Billabong International Ltd.	3,349	46,026
BlueScope Steel Ltd.	25,646	174,063
Boral Ltd.	20,006	120,449
Brambles Ltd.*	64,181	649,984
Caltex Australia Ltd.	3,811	69,137
Centro Properties Group	28,443	203,480
CFS Retail Property Trust*	1,482	2,726
CFS Retail Property Trust (Units)	48,282	88,739
Coca-Cola Amatil Ltd.	19,460	119,250
Cochlear Ltd.	1,919	87,927
Coles Myer Ltd.	35,152	388,009
Commonwealth Bank of Australia	38,703	1,507,187
Commonwealth Property Office Fund	53,396	61,842
Computershare Ltd.	14,173	99,458
CSL Ltd.	5,781	297,264
CSR Ltd.	31,897	94,492
DB RREEF Trust	67,046	94,003
Downer EDI Ltd.	5,901	32,434
Foster's Group Ltd.	64,704	352,805
Futuris Corp., Ltd.	19,524	30,308
GPT Group	64,449	284,291
Harvey Norman Holdings Ltd.	13,166	39,386
Iluka Resources Ltd.	2,479	13,013
ING Industrial Fund	33,842	63,210
Insurance Australia Group Ltd.	54,232	271,255
Investa Property Group	30,734	60,906
John Fairfax Holdings Ltd.	35,401	135,016
Leighton Holdings	4,873	77,864
Lend Lease Corp., Ltd.	12,613	183,190
Lion Nathan Ltd.	8,315	53,437
Macquarie Airports	24,009	68,270
Macquarie Bank Ltd.	8,008	496,929
Macquarie Communications Infrastructure Group	8,274	41,126
Macquarie Goodman Group	42,209	253,480
Macquarie Infrastructure Group	83,420	227,389
Macquarie Office Trust	39,145	47,485
Mayne Pharma Ltd.	22,896	73,590
Mirvac Group	31,960	140,493
Multiplex Group	8,300	26,163
National Australia Bank Ltd.	48,551	1,544,882
Newcrest Mining Ltd.	10,678	222,225
Onesteel Ltd.	8,598	31,750
Orica Ltd.	10,158	194,266
Origin Energy Ltd.	28,833	187,852
Pacific Brands Ltd.	8,016	16,464
Paladin Resources Ltd.*	9,087	63,258
Paperlinx Ltd.	8,341	25,811
Perpetual Ltd.	1,300	80,063
Publishing & Broadcasting Ltd.	2,483	41,773
Qantas Airways Ltd.	23,964	98,364
QBE Insurance Group Ltd.	24,052	548,648
Rinker Group Ltd.	27,945	397,503
Rio Tinto Ltd.	8,629	506,852
Santos Ltd.	20,039	156,120
Sonic Healthcare Ltd.	9,366	109,632
Stockland (a)	37,717	245,835
Stockland* (a)	1,135	7,418
Suncorp Metway Ltd.	16,609	266,090
Sydney Roads Group*	24,495	25,474
Symbion Health Ltd.	22,896	68,348
TABCORP Holding Ltd.	16,774	222,652
Tattersall's Ltd.	26,247	80,850
Telstra Corp., Ltd.	92,188	301,387
Telstra Corp., Ltd.*	46,882	99,547
Toll Holdings Ltd.	15,621	224,602
Tower Australia Group Ltd.*	0	1
Transurban Group	27,649	165,978
Wesfarmers Ltd.	10,714	316,766
Westfield Group	45,225	746,636
Westpac Banking Corp., Ltd.	56,270	1,072,908
Woodside Petroleum Ltd.	14,131	424,421
Woolworths Ltd.	35,428	666,451
WorleyParsons Ltd.	3,068	51,455
Zinifex Ltd.	13,278	196,483
(Cost $10,429,966)		21,697,753
Austria 0.6%
Andritz AG	230	49,880
Boehler-Uddeholm AG	1,040	72,888
BWIN Interactive Entertainment AG*	560	11,964
Erste Bank der oesterreichischen Sparkassen AG	5,884	449,497
Flughafen Wien AG	250	24,552
IMMOEAST Immobilien Anlagen AG*	8,200	115,083
Immofinanz Immobilien Anlagen AG*	14,825	210,997
Mayr-Melnhof Karton AG	150	28,115
Meinl European Land Ltd.*	7,553	193,816
Oesterreichische Elektrizititaetswirtschafts AG "A"	2,500	133,393
OMV AG	5,280	298,376
Raiffeisen International Bank-Holding AG	1,210	184,475
RHI AG*	560	28,608
Telekom Austria AG	11,987	320,866
Voestalpine AG	3,000	169,348
Wiener Staedtische Versicherung AG	830	58,187
Wienerberger AG	2,310	137,204
(Cost $1,312,811)		2,487,249
Belgium 1.2%
Agfa Gevaert NV	2,975	75,989
Barco NV	214	19,487
Bekaert NV	369	46,128
Belgacom SA	4,982	218,965
Cofinimmo	119	23,951
Colruyt NV	515	109,998
Compagnie Maritime Belge SA	830	35,729
Delhaize Group	2,630	219,120
Dexia	17,842	488,571
Euronav SA	830	24,791
Fortis	36,872	1,568,741
Groupe Bruxelles Lambert SA	2,328	278,953
InBev NV	5,787	381,431
KBC Groep NV	5,909	723,312
Mobistar SA	744	63,477
Omega Pharma SA	424	31,878
SA D'Ieteren NV	90	31,962
Solvay SA	1,958	300,289
UCB SA	3,176	217,754
Umicore	632	107,327
(Cost $2,580,755)		4,967,853
Bermuda 0.0%
Frontline Ltd.	1,700	54,531
SeaDrill Ltd.*	6,500	109,291
(Cost $245,311)		163,822
Denmark 0.8%
A P Moller-Maersk AS	35	328,352
Bang & Olufsen AS "B"	261	33,627
Carlsberg AS "B"	1,050	104,049
Codan AS	220	21,341
Coloplast AS "B"	812	73,431
Dampskibsselskabet Torm AS	435	28,462
Danisco AS	1,589	135,263
Danske Bank AS	15,723	698,468
DSV AS	648	118,321
FLSmidth & Co. AS "B"	1,144	72,693
GN Store Nord AS	6,554	96,711
H. Lundbeck AS	1,617	44,350
Jyske Bank AS (Registered)*	1,989	141,142
NKT Holding AS	557	49,084
Novo Nordisk AS "B"	7,760	646,058
Novozymes AS "B"	1,551	132,963
Ostasiatiske Kompagni	461	25,737
Sydbank AS	1,508	71,925
Topdanmark AS*	613	101,335
Trygvesta AS	753	57,514
Vestas Wind Systems AS*	6,115	256,602
William Demant Holding AS*	765	61,988
(Cost $1,343,665)		3,299,416
Finland 1.4%
Amer Sports Oyj	2,100	46,240
Cargotec Corp. "B"	1,200	66,468
Elisa Oyj "A"	4,300	117,520
Fortum Oyj	13,700	389,231
KCI Konecranes Oyj	600	17,625
Kesko Oyj "B"	2,241	118,352
Kone Oyj "B"	2,100	119,006
Metso Oyj	3,900	196,068
Neste Oil Oyj	3,475	105,572
Nokia Oyj	126,514	2,573,007
Nokian Renkaat Oyj	3,100	63,500
Oko Bank "A"	2,300	38,547
Orion Oyj "B"*	2,200	47,710
Outokumpu Oyj	3,200	124,821
Rautaruukki Oyj	2,400	95,070
Sampo Oyj "A"	14,054	374,896
SanomaWSOY Oyj	800	22,542
Stora Enso Oyj "R"	19,202	302,763
TietoEnator Oyj	2,240	72,011
UPM-Kymmene Oyj	16,200	407,207
Uponor Oyj	1,800	67,189
Wartsila Oyj "B"	2,302	123,963
YIT Oyj	3,400	93,959
(Cost $3,203,365)		5,583,267
France 9.2%
Accor SA	6,320	489,455
Air France	3,869	162,823
Air Liquide SA	3,709	878,616
Alcatel SA	68,270	978,531
Alstom*	3,139	425,277
Atos Origin SA*	1,845	109,211
Axa	50,671	2,043,159
BNP Paribas SA	25,035	2,719,319
Bouygues SA	6,132	393,504
Business Objects SA*	2,194	86,385
Cap Gemini SA	3,916	244,948
Carrefour SA	18,333	1,111,485
Casino Guichard-Perrachon SA	1,107	102,856
CNP Assurances	1,218	136,015
Compagnie de Saint-Gobain	9,739	817,912
Compagnie Generale des Etablissements Michelin "B"	4,531	433,482
Credit Agricole SA	18,351	769,034
Dassault Systemes SA	1,772	93,739
Essilor International SA	3,133	336,045
France Telecom SA	50,223	1,383,115
Gaz De France	5,490	252,033
Gecina SA	171	32,630
Groupe Danone	7,018	1,063,001
Hermes International	1,758	219,820
Imerys SA	1,022	90,682
Klepierre	626	118,131
L'Oreal SA	8,847	885,871
Lafarge SA	4,599	683,917
Lagardere S.C.A.	3,665	294,589
LVMH Moet- Hennessy Louis Vuitton SA	7,550	793,703
M6 Metropole Television	416	14,830
Neopost SA	859	107,872
PagesJaunes SA	3,445	68,420
Pernod Ricard SA	2,265	518,729
PPR	2,002	299,028
PSA Peugeot Citroen	4,287	283,143
Publicis Groupe	4,274	180,194
Renault SA	5,728	687,680
Safran SA	5,325	123,246
Sanofi-Aventis	30,834	2,839,299
Schneider Electric SA	6,998	774,008
SCOR	15,577	45,957
Societe BIC SA	1,073	74,658
Societe des Autoroutes Paris-Rhin-Rhone	559	44,670
Societe Generale	11,205	1,895,807
Societe Television Francaise 1	4,061	150,611
Sodexho Alliance SA	2,556	160,349
Suez SA	30,224	1,564,683
Suez SA VVPR Strip*	3,124	41
Technip SA	3,181	218,275
Thales SA	2,114	105,273
Thomson	7,043	137,543
Total SA	65,958	4,756,184
Total SA VVPR Strip*	3,888	0
Unibail	1,386	337,887
Valeo SA	2,050	85,298
Vallourec SA	1,127	325,488
Veolia Environnement	8,870	683,684
Vinci SA	6,582	838,564
Vivendi	35,251	1,373,000
Zodiac SA	882	59,255
(Cost $20,343,513)		36,902,964
Germany 6.9%
Adidas AG	6,419	319,607
Allianz AG (Registered)	13,107	2,677,074
Altana AG	2,010	124,675
BASF AG	14,931	1,453,207
Bayer AG	22,214	1,191,762
Beiersdorf AG	1,659	107,556
Bilfinger Berger AG	854	62,458
Celesio AG	2,276	122,062
Commerzbank AG	19,255	730,732
Continental AG	4,090	475,482
DaimlerChrysler AG (Registered)	27,810	1,717,224
Depfa Bank PLC	9,588	171,974
Deutsche Bank AG (Registered) (b)	15,809	2,113,247
Deutsche Boerse AG	3,155	580,248
Deutsche Lufthansa AG (Registered)	6,416	176,508
Deutsche Post AG (Registered)	23,939	721,295
Deutsche Postbank AG	2,313	194,821
Deutsche Telekom AG (Registered)	86,478	1,579,269
Douglas Holdings AG	650	33,514
E.ON AG	18,937	2,569,237
Fresenius Medical Care AG & Co.	1,857	246,746
Heidelberger Druckmaschinen AG	1,322	62,609
Hochtief AG	1,416	102,944
Hypo Real Estate Holding AG	4,053	254,608
Infineon Technologies AG*	21,395	300,347
IVG Immobilien AG	2,110	90,617
KarstadtQuelle AG*	2,059	59,657
Linde AG	3,183	328,102
MAN AG	3,987	360,216
Merck KGaA	1,651	171,106
Metro AG	5,126	326,734
MLP AG	1,150	22,770
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	6,247	1,073,607
Premiere AG*	1,539	25,760
Puma AG	346	134,997
Rheinmetall AG	874	66,174
RWE AG	13,571	1,495,042
Salzgitter AG	1,120	146,397
SAP AG	27,076	1,438,017
Siemens AG (Registered)	25,736	2,551,190
Solarworld AG	868	54,508
Suedzucker AG	1,245	30,093
ThyssenKrupp AG	11,254	529,908
TUI AG	6,169	123,241
Volkswagen AG	5,277	597,891
Wincor Nixdorf AG	421	65,489
(Cost $15,661,716)		27,780,722
Gibraltar 0.0%
PartyGaming PLC (Cost $54,079)	22,387	13,907
Greece 0.7%
Alpha Bank AE	11,903	359,665
Coca-Cola Hellenic Bottling Co. SA	3,530	138,572
Cosmote Mobile Telelcommunications SA	3,400	100,521
EFG Eurobank Ergasias	7,176	259,442
Hellenic Exchanges Holding SA	790	14,532
Hellenic Petroleum SA	3,920	53,897
Hellenic Technodomiki SA	3,910	43,655
Hellenic Telecommunications Organization SA*	10,280	307,378
Intracom Holdings SA (Registered)*	2,190	14,816
Motor Oil (Hellas) Corinth Refineries SA	510	13,123
National Bank of Greece SA	12,107	556,072
OPAP SA	7,389	285,505
Piraeus Bank SA	6,700	215,902
Public Power Corp. (PPC)	3,486	88,340
Titan Cement Co. SA	1,830	99,560
Viohalco, Hellenic Copper and Aluminum Industry SA	3,290	40,983
(Cost $1,312,234)		2,591,963
Hong Kong 1.7%
ASM Pacific Technology Ltd.	5,000	27,773
Bank of East Asia Ltd.	44,771	253,396
BOC Hong Kong (Holdings) Ltd.	109,000	294,943
Cathay Pacific Airways Ltd.	35,000	86,300
Cheung Kong (Holdings) Ltd.	45,000	552,535
Cheung Kong Infrastructure Holdings Ltd.	10,000	30,875
CLP Holdings Ltd.	54,600	403,188
Esprit Holdings Ltd.	30,815	342,881
Foxconn International Holdings Ltd.*	65,000	214,126
Giordano International Ltd.	26,000	14,171
Hang Lung Properties Ltd.	68,000	170,347
Hang Seng Bank Ltd.	22,300	304,230
Henderson Land Development Co., Ltd.	26,000	144,462
Hong Kong & China Gas Co., Ltd.	106,887	239,939
Hong Kong Electric Holding Ltd.	39,500	192,145
Hong Kong Exchanges & Clearing Ltd.	32,000	349,549
Hopewell Holdings Ltd.	21,000	73,533
Hutchison Telecommunications International Ltd.*	36,000	91,982
Hutchison Whampoa Ltd.	63,100	638,732
Hysan Development Co., Ltd.	13,660	35,634
Johnson Electric Holdings Ltd.	36,000	24,602
Kerry Properties Ltd.	11,156	52,168
Kingboard Chemical Holdings Ltd.	12,900	50,507
Li & Fung Ltd.	69,120	214,788
Link (REIT)	65,000	134,414
Melco International Development Ltd.	17,000	40,220
MTR Corp., Ltd.	38,903	97,123
New World Development Co., Ltd.	65,350	131,050
Orient Overseas International Ltd.	4,400	27,927
PCCW Ltd.	119,443	72,443
Shangri-La Asia Ltd.	36,499	95,307
Shun Tak Holdings Ltd.	18,000	27,547
Sino Land Co., Ltd.	32,971	76,540
Solomon Systech International Ltd.	28,000	4,341
Sun Hung Kai Properties Ltd.	41,297	472,737
Swire Pacific Ltd. "A"	27,500	295,643
Techtronic Industries Co., Ltd.	30,000	38,831
Television Broadcasts Ltd.	9,000	54,990
Wharf Holdings Ltd.	36,102	132,780
Wing Hang Bank Ltd.	4,000	46,883
Yue Yuen Industrial (Holdings) Ltd.	18,000	56,998
(Cost $4,042,669)		6,608,580
Ireland 1.0%
Allied Irish Banks PLC	27,217	812,448
Bank of Ireland PLC (a)	25,729	592,880
Bank of Ireland PLC (a)	6,494	149,600
C&C Group PLC	8,628	153,135
CRH PLC	17,642	731,855
DCC PLC	2,600	88,339
Elan Corp. PLC*	14,083	202,750
Experian Group Ltd.*	33,022	386,827
Fyffes PLC	7,415	17,420
Grafton Group PLC (Units)*	6,932	115,855
Greencore Group PLC	4,345	26,878
IAWS Group PLC	3,475	88,985
Independent News & Media PLC	19,065	75,767
Irish Life & Permanent PLC	8,882	244,969
Kerry Group PLC	3,677	91,785
Kingspan Group PLC	2,897	76,746
Paddy Power PLC	1,301	25,844
Ryanair Holdings PLC*	5,147	70,920
(Cost $2,096,422)		3,953,003
Italy 3.7%
Alleanza Assicurazioni SpA	13,223	176,247
Assicurazioni Generali SpA	29,430	1,288,635
Autogrill SpA	3,093	56,727
Autostrade SpA	9,162	263,020
Banca Intesa SpA	120,761	930,044
Banca Intesa SpA (RCN)	30,179	220,256
Banca Monte dei Paschi di Siena SpA	31,366	202,921
Banca Popolare di Milano	12,928	223,129
Banche Popolari Unite SCPA	9,904	272,107
Banco Popolare di Verona e Novara	10,549	302,415
Benetton Group SpA	1,610	30,718
Bulgari SpA	3,349	47,386
Capitalia SpA	50,130	474,337
Enel SpA	132,608	1,365,360
Eni SpA	79,493	2,674,553
Fiat SpA*	17,376	330,498
Finmeccanica SpA	9,614	260,370
Fondiaria-Sai SpA	1,753	83,841
Gruppo Editoriale L'Espresso SpA	2,322	12,606
Italcementi SpA	2,001	56,329
Lottomatica SpA	1,329	55,192
Luxottica Group SpA	4,372	134,195
Mediaset SpA	24,535	291,059
Mediobanca SpA	14,391	338,810
Mediolanum SpA	6,085	49,458
Mondadori (Arnoldo) Editore SpA	3,666	38,323
Pirelli & C. Accomandita per Azioni	84,527	84,082
SanPaolo IMI SpA	34,461	800,348
SeatPagine Gialle SpA	129,754	77,190
Snam Rete Gas SpA	29,235	165,836
Telecom Italia SpA	329,764	993,587
Telecom Italia SpA (Saving Shares)	175,965	445,405
Terna SpA	33,898	114,817
Tiscali SpA*	2,936	9,803
UniCredito Italiano SpA	238,849	2,087,761
(Cost $8,195,588)		14,957,365
Japan 22.0%
Access Co., Ltd.*	3	13,736
ACOM Co., Ltd.	2,300	77,123
Aderans Co., Ltd.	1,900	47,141
Advantest Corp.	5,300	304,386
AEON Co., Ltd.	20,000	430,679
AEON Credit Services Co., Ltd.	2,730	51,419
Aiful Corp.	1,950	54,686
Aisin Seiki Co., Ltd.	6,300	211,611
Ajinomoto Co., Inc.	19,000	251,713
Alfresa Holdings Corp	1,000	60,466
All Nippon Airways Co., Ltd.	25,000	88,500
Alps Electric Co., Ltd.	6,000	65,150
Amada Co., Ltd.	12,000	127,346
Amano Corp.	3,200	40,219
Aoyama Trading Co., Ltd.	2,200	66,040
ARRK Corp.	1,000	15,087
Asahi Breweries Ltd.	12,100	193,887
Asahi Glass Co., Ltd.	29,000	348,913
Asahi Kasei Corp.	39,000	255,657
Asatsu, Inc.	1,100	34,876
ASICS Corp.	3,000	37,698
Astellas Pharma, Inc.	16,500	751,503
Autobacs Seven Co., Ltd.	1,100	40,241
Bank of Yokohama Ltd.	40,000	313,726
Benesse Corp.	1,900	72,380
Bridgestone Corp.	18,800	420,564
Canon Marketing Japan, Inc.	2,000	45,509
Canon, Inc.	32,900	1,863,380
Casio Computer Co., Ltd.	7,000	159,014
Central Glass Co., Ltd.	9,000	51,609
Central Japan Railway Co.	48	495,812
Chiyoda Corp.	5,000	98,049
Chubu Electric Power Co., Inc.	20,400	609,330
Chugai Pharmaceutical Co., Ltd.	8,000	165,203
Citizen Watch Co., Ltd.	9,300	71,241
COMSYS Holdings Corp.	3,000	33,068
Credit Saison Co., Ltd.	4,800	164,429
CSK Corp.	2,100	89,221
Dai Nippon Printing Co., Ltd.	19,000	293,790
Daicel Chemical Industries Ltd.	6,000	42,350
Daido Steel Co., Ltd.	8,000	53,277
Daiichi Sankyo Co., Ltd.	21,900	684,595
Daikin Industries Ltd.	7,600	264,788
Daimaru, Inc.	7,000	95,002
Dainippon Ink & Chemical, Inc.	21,000	81,952
Dainippon Screen Manufacturing Co., Ltd.	5,000	44,824
Daito Trust Construction Co., Ltd.	2,700	123,533
Daiwa House Industry Co., Ltd.	18,000	312,460
Daiwa Securities Group, Inc.	41,000	456,304
Denki Kagaku Kogyo Kabushiki Kaisha	17,000	70,554
Denso Corp.	15,400	611,596
DENTSU, Inc.	51	149,722
Dowa Mining Co., Ltd.	9,000	76,757
eAccess Ltd.	30	16,945
East Japan Railway Co.	107	713,613
Ebara Corp.	8,000	30,706
EDION Corp.	1,000	14,853
Eisai Co., Ltd.	8,100	445,433
Electric Power Development Co., Ltd.	4,300	189,539
Elpida Memory, Inc.*	2,400	132,209
FamilyMart Co., Ltd.	2,300	62,700
FANUC Ltd.	5,500	539,389
Fast Retailing Co., Ltd.	1,900	181,790
Fuji Electric Holdings Co., Ltd.	13,000	70,580
Fuji Television Network, Inc.	21	48,028
Fujifilm Holdings Corp.	14,900	615,008
Fujikura Ltd.	10,000	88,152
Fujitsu Ltd.	60,000	471,682
Hakuhodo Dy Holdings, Inc.	500	32,503
Hankyu Department Stores, Inc.	2,000	16,633
Hankyu Hanshin Holdings, Inc.	41,200	234,754
Haseko Corp.*	15,000	53,538
Hikari Tsushin, Inc.	500	22,013
Hino Motors Ltd.	6,000	30,882
Hirose Electric Co., Ltd.	900	102,389
Hitachi Chemical Co., Ltd.	3,400	93,392
Hitachi Construction Machinery Co., Ltd.	2,000	53,889
Hitachi High-Technologies Corp.	1,000	29,575
Hitachi Ltd.	107,000	668,147
Hokkaido Electric Power Co., Inc.	4,800	122,687
Hokugin Financial Group, Inc.	31,000	113,135
Honda Motor Co., Ltd.	48,100	1,902,934
House Food Corp.	3,000	49,415
Hoya Corp.	13,200	515,350
IBIDEN Co., Ltd.	3,900	196,992
Index Corp.	22	12,976
INPEX Holdings, Inc.*	28	230,018
Isetan Co., Ltd.	5,000	89,959
Ishikawajima-Harima Heavy Industries Co., Ltd.	35,000	118,777
ITO EN Ltd.	1,600	48,789
Itochu Corp.	47,000	386,589
Itochu Techno-Science Corp.	800	42,637
JAFCO Co., Ltd.	600	29,693
Japan Airlines Corp.*	19,000	33,761
Japan Prime Realty Investment Corp. (REIT)	10	36,298
Japan Real Estate Investment Corp. (REIT)	11	118,318
Japan Retail Fund Investment Corp. (REIT)	12	97,766
Japan Steel Works Ltd.	6,000	46,969
Japan Tobacco, Inc.	138	665,752
JFE Holdings, Inc.	17,525	898,321
JGC Corp.	6,000	103,270
JSR Corp.	5,000	129,581
JTEKT Corp.	7,100	150,977
Kajima Corp.	33,000	144,974
Kamigumi Co., Ltd.	6,000	49,169
Kaneka Corp.	8,000	72,981
Kansai Electric Power Co., Inc.	24,400	658,503
Kansai Paint Co., Ltd.	5,000	39,616
Kao Corp.	16,000	430,511
Katokichi Co., Ltd.	3,300	26,758
Kawasaki Heavy Industries Ltd.	34,000	127,923
Kawasaki Kisen Kaisha Ltd.	13,000	101,799
KDDI Corp.	78	529,431
Keihin Electric Express Railway Co., Ltd.	12,000	82,691
Keio Electric Railway Co., Ltd.	16,000	103,611
Keisei Electric Railway Co., Ltd.	5,000	28,469
Keyence Corp.	1,170	289,118
Kikkoman Corp.	6,000	72,510
Kinden Corp.	6,000	48,409
Kintetsu Corp.	43,900	128,075
Kirin Brewery Co., Ltd.	24,000	377,589
Kobe Steel Ltd.	86,000	295,294
Kokuyo Corp.	3,000	47,388
Komatsu Ltd.	28,700	578,118
Komori Corp.	2,000	37,255
Konami Co., Ltd.	3,200	96,987
Konica Minolta Holdings, Inc.*	13,500	190,734
Kubota Corp.	37,000	344,106
Kuraray Co., Ltd.	11,000	129,934
Kurita Water Industries Ltd.	4,400	94,830
Kyocera Corp.	5,000	472,231
Kyowa Hakko Kogyo Co., Ltd.	10,000	85,367
Kyushu Electric Power Co.	12,000	316,454
Lawson, Inc.	1,900	68,064
Leopalace21 Corp.	4,000	127,436
Mabuchi Motor Co., Ltd.	1,200	71,237
Makita Corp.	4,000	122,912
Marubeni Corp.	43,000	217,413
Marui Co., Ltd.	10,400	120,602
Matsui Securities Co., Ltd.	1,900	14,449
Matsumotokiyoshi Co., Ltd.	2,100	46,608
Matsushita Electric Industrial Co., Ltd.	60,614	1,219,107
Matsushita Electric Works Ltd.	10,000	116,071
Mediceo Patac Holdings Co., Ltd.	5,100	96,690
Meiji Dairies Corp.	8,000	63,056
Meiji Seika Kaisha Ltd.	12,000	57,423
Meitec Corp.	1,100	33,292
Millea Holdings, Inc.	22,500	790,851
Minebea Co., Ltd.	8,000	56,021
Mitsubishi Chemical Holdings Corp.	40,000	252,379
Mitsubishi Corp.	42,400	795,782
Mitsubishi Electric Corp.	59,000	539,192
Mitsubishi Estate Co., Ltd.	37,000	959,512
Mitsubishi Gas Chemical Co., Inc.	13,000	136,246
Mitsubishi Heavy Industries Ltd.	98,000	446,165
Mitsubishi Logistics Corp.	5,000	77,711
Mitsubishi Materials Corp.	33,000	124,141
Mitsubishi Rayon Co., Ltd.	17,000	114,458
Mitsubishi UFJ Financial Group, Inc.	264	3,284,861
Mitsubishi UFJ Securities Co., Ltd.	7,000	77,903
Mitsui & Co., Ltd.	49,000	729,368
Mitsui Chemicals, Inc.	20,000	153,452
Mitsui Engineering & Shipbuilding Co., Ltd.	14,000	45,620
Mitsui Fudosan Co., Ltd.	27,000	660,388
Mitsui Mining & Smelting Co., Ltd.	19,000	95,276
Mitsui O.S.K. Lines Ltd.	35,000	345,736
Mitsui Sumitomo Insurance Co., Ltd.	37,260	408,250
Mitsui Trust Holdings, Inc.	23,100	265,627
Mitsukoshi Ltd.*	13,000	60,912
Mitsumi Electric Co., Ltd.	900	19,842
Mizuho Financial Group, Inc.	292	2,088,632
Murata Manufacturing Co., Ltd.	6,300	426,970
Namco Bandai Holdings, Inc.	5,350	78,532
NEC Corp.	63,000	302,039
NEC Electronics Corp.*	1,800	52,556
Net One Systems Co., Ltd.	18	23,684
NGK Insulators Ltd.	7,000	108,300
NGK Spark Plug Co., Ltd.	6,000	113,156
NHK Spring Co., Ltd.	3,000	31,558
Nichirei Corp.	9,000	50,489
Nidec Corp.	3,400	263,388
Nikko Cordial Corp.	26,500	304,685
Nikon Corp.	8,000	173,900
Nintendo Co., Ltd.	3,100	803,719
Nippon Building Fund, Inc. (REIT)	14	185,929
Nippon Electric Glass Co., Ltd.	6,000	126,250
Nippon Express Co., Ltd.	25,000	136,972
Nippon Meat Packers, Inc.	5,000	54,657
Nippon Mining Holdings, Inc.	25,000	179,898
Nippon Oil Corp.	41,000	274,892
Nippon Paper Group, Inc.	29	109,507
Nippon Sheet Glass Co., Ltd.	10,000	46,958
Nippon Shokubai Co., Ltd.	2,000	21,282
Nippon Steel Corp.	192,000	1,104,695
Nippon Telegraph & Telephone Corp.	158	780,811
Nippon Yusen Kabushiki Kaisha	35,000	256,133
Nishi-Nippon City Bank Ltd.	12,000	51,386
Nishimatsu Construction Co., Ltd.	5,000	16,528
Nissan Chemical Industries Ltd.	4,000	49,524
Nissan Motor Co., Ltd.	68,400	830,936
Nisshin Seifun Group, Inc.	5,000	51,635
Nisshin Steel Co., Ltd.	29,000	107,848
Nisshinbo Industries	3,000	31,124
Nissin Food Products Co., Ltd.	2,400	89,008
Nitori Co., Ltd.	700	30,267
Nitto Denko Corp.	4,800	239,268
NOK Corp.	3,300	64,953
Nomura Holdings, Inc.	55,300	1,046,316
Nomura Real Estate Office Fund, Inc. (REIT)	3	27,491
Nomura Research Institute Ltd.	700	101,650
NSK Ltd.	14,000	137,831
NTN Corp.	13,000	116,725
NTT Data Corp.	39	195,617
NTT DoCoMo, Inc.	585	925,245
NTT Urban Development Corp.	25	48,347
Obayashi Corp.	19,000	123,397
Obic Co., Ltd.	200	41,442
Odakyu Electric Railway Co., Ltd.	20,000	127,788
Oji Paper Co., Ltd.	25,000	132,461
Oki Electric Industry Co., Ltd.	15,000	33,220
OKUMA Corp.	2,000	23,250
Okumura Corp.	1,000	4,953
Olympus Corp.	8,000	251,840
Omron Corp.	6,400	182,072
Onward Kashiyama Co.	4,000	51,082
Oracle Corp.	1,100	50,732
Oriental Land Co., Ltd.	1,600	83,786
ORIX Corp.	2,850	826,993
Osaka Gas Co.	55,000	205,284
OSG Corp.	1,000	16,308
Otsuka Corp.	300	30,388
Park24 Co., Ltd.	1,400	17,962
Pioneer Corp.	5,400	74,260
Promise Co., Ltd.	2,700	83,444
Q.P. Corp.	2,000	17,260
Rakuten, Inc.	187	87,474
Resona Holding, Inc.	141	385,763
Ricoh Co., Ltd.	19,000	388,570
ROHM Co., Ltd.	3,100	308,222
Ryohin Keikaku Co., Ltd.	400	30,530
Sanken Electric Co., Ltd.	2,000	24,554
Sankyo Co., Ltd.	1,300	72,058
Santen Pharmaceutical Co., Ltd.	2,000	56,233
Sanyo Electric Co., Ltd.*	50,000	63,290
Sapporo Hokuyo Holdings, Inc.	7	67,696
Sapporo Holdings Ltd.	5,000	28,508
SBI E*Trade Securities Co., Ltd.	48	45,704
SBI Holdings, Inc.	277	93,543
Secom Co., Ltd.	6,400	332,261
Sega Sammy Holdings, Inc.	6,000	162,029
Seiko Epson Corp.	3,300	79,994
Seino Transportation Co.	4,000	37,617
Sekisui Chemical Co., Ltd.	14,000	111,389
Sekisui House Ltd.	16,000	232,189
Seven & I Holdings Co., Ltd.	25,100	781,486
SFCG Co., Ltd.	130	20,221
Sharp Corp.	31,000	534,619
Shimachu Co., Ltd.	700	20,324
Shimamura Co., Ltd.	600	68,652
Shimano, Inc.	2,500	72,491
Shimizu Corp.	18,000	90,117
Shin-Etsu Chemical Co., Ltd.	12,200	812,212
Shinko Electric Industries Co., Ltd.	1,000	26,182
Shinko Securities Co., Ltd.	12,000	46,698
Shinsei Bank Ltd.	43,000	251,934
Shionogi & Co., Ltd.	9,000	176,335
Shiseido Co., Ltd.	11,000	237,778
Showa Denko KK	34,000	130,525
Showa Shell Sekiyu KK	5,000	56,001
SMC Corp.	1,800	253,479
Softbank Corp.	21,200	413,448
Sojitz Corp.*	14,800	44,808
Sompo Japan Insurance, Inc.	24,000	293,864
Sony Corp.	31,100	1,333,281
Stanley Electric Co., Ltd.	4,700	93,933
Sumco Corp.	1,800	152,389
Sumitomo Bakelite Co., Ltd.	2,000	13,740
Sumitomo Chemical Co., Ltd.	42,000	326,385
Sumitomo Corp.	33,000	492,028
Sumitomo Electric Industries Ltd.	22,600	353,659
Sumitomo Heavy Industries Ltd.	20,000	210,421
Sumitomo Metal Industries Ltd.	131,000	569,838
Sumitomo Metal Mining Co., Ltd.	15,000	192,652
Sumitomo Mitsui Finance Group, Inc.	189	1,928,136
Sumitomo Osaka Cement Co., Ltd.	12,000	39,276
Sumitomo Realty & Development Co., Ltd.	12,000	385,933
Sumitomo Rubber Industries Ltd.	6,600	84,954
Sumitomo Titanium Corp.	400	44,238
Suzuken Co., Ltd.	1,900	71,308
T&D Holdings, Inc.	7,300	483,596
Taiheiyo Cement Corp.	29,000	113,689
Taisei Corp.	29,000	88,052
Taisho Pharmaceutical Co., Ltd.	5,000	91,003
Taiyo Nippon Sanso Corp.	6,000	54,123
Taiyo Yuden Co., Ltd.	5,000	88,341
Takara Holdings, Inc.	4,000	25,804
Takashimaya Co., Ltd.	10,000	141,498
Takeda Pharmaceutical Co., Ltd.	26,600	1,827,777
Takefuji Corp.	3,320	131,115
Tanabe Seiyaku Co., Ltd.	8,000	104,596
TDK Corp.	3,600	286,652
Teijin Ltd.	28,000	172,702
Terumo Corp.	4,800	188,973
The 77 Bank Ltd.	8,000	50,809
The Bank of Fukuoka Ltd.	17,000	124,156
The Bank of Kyoto Ltd.	10,000	92,850
The Chiba Bank Ltd.	22,000	186,210
The Furukawa Electric Co., Ltd.	19,000	119,682
The Goodwill Group, Inc.	67	54,342
The Gunma Bank Ltd.	10,000	60,142
The Joyo Bank Ltd.	19,000	105,013
The Shizuoka Bank Ltd.	16,000	158,969
The Sumitomo Trust & Banking Co., Ltd.	39,000	406,690
The Suruga Bank Ltd.	6,000	74,199
THK Co., Ltd.	3,300	85,312
TIS, Inc.	1,000	23,608
Tobu Railway Co., Ltd.	24,000	116,034
Toda Corp.	6,000	25,328
Toho Co., Ltd.	4,300	77,535
Toho Titanium Co., Ltd.	1,000	52,564
Tohoku Electric Power Co., Inc.	13,400	334,601
Tokuyama Corp.	8,000	121,047
Tokyo Broadcasting System, Inc.	1,800	59,935
Tokyo Electric Power Co.	37,800	1,223,639
Tokyo Electron Ltd.	5,000	394,883
Tokyo Gas Co., Ltd.	64,000	340,478
Tokyo Seimitsu Co., Ltd.	600	28,397
Tokyo Steel Manufacturing Co., Ltd.	4,400	68,647
Tokyo Style Co., Ltd.	2,000	21,643
Tokyo Tatemono Co., Ltd.	6,000	66,465
Tokyu Corp.	29,000	185,888
Tokyu Land Corp.	13,000	122,796
TonenGeneral Sekiyu K.K.	9,000	89,283
Toppan Printing Co., Ltd.	20,000	221,158
Toray Industries, Inc.	41,000	307,698
Toshiba Corp.	88,000	573,642
Tosoh Corp.	15,000	66,370
Tostem Inax Holding Corp.	9,348	197,054
TOTO Ltd.	10,000	100,316
Toyo Seikan Kaisha Ltd.	5,000	82,917
Toyo Suisan Kaisha Ltd.	2,000	32,084
Toyobo Co., Ltd.	20,000	60,389
Toyoda Gosei Co., Ltd.	900	20,857
Toyota Industries Corp.	5,700	262,473
Toyota Motor Corp.	87,900	5,765,760
Toyota Tsusho Corp.	7,300	195,916
Trend Micro, Inc.	3,000	88,130
Ube Industries Ltd.	29,000	83,488
Uni-Charm Co.	1,400	83,163
UNY Co., Ltd.	5,000	65,166
Ushio, Inc.	4,000	82,337
USS Co., Ltd.	800	52,138
Wacoal Corp.	4,000	54,363
West Japan Railway Corp.	53	226,904
Yahoo Japan Corp.	481	191,935
Yakult Honsha Co., Ltd.	3,000	86,320
Yamada Denki Co., Ltd.	2,800	238,034
Yamaha Corp.	5,000	105,990
Yamaha Motor Co., Ltd.	6,000	188,883
Yamato Transport Co., Ltd.	13,000	200,206
Yamazaki Baking Co., Ltd.	5,000	48,509
Yaskawa Electric Corp.	4,000	46,352
Yokogawa Electric Corp.	6,000	95,244
ZEON Corp.	4,000	42,965
(Cost $59,720,409)		87,902,319
Luxembourg 0.0%
Stolt-Nielsen SA (Cost $40,304)	1,200	36,746
Netherlands 5.6%
ABN AMRO Holding NV	54,898	1,761,189
Aegon NV	44,226	842,529
Akzo Nobel NV	8,385	511,439
ASML Holding NV*	14,697	363,357
Buhrmann NV	2,219	32,968
Corio NV	1,310	106,819
Euronext NV	2,862	338,058
European Aeronautic Defence & Space Co.	9,846	338,892
Fugro NV	1,397	66,729
Getronics NV	2,768	22,431
Hagemeyer NV*	12,558	63,619
Heineken NV	7,614	361,784
ING Groep NV	56,577	2,507,302
James Hardie Industries NV	10,043	75,675
Koninklijke (Royal) KPN NV	58,991	836,291
Koninklijke (Royal) Philips Electronics NV	35,402	1,334,564
Koninklijke Ahold NV*	47,939	509,930
Koninklijke Ahold NV (ADR)*	11,830	125,161
Koninklijke DSM NV	4,367	215,599
Mittal Steel Co., NV	20,500	860,783
Oce NV	1,190	19,448
QIAGEN NV*	3,029	46,452
Randstad Holdings NV	1,315	90,526
Reed Elsevier NV	20,495	349,448
Rodamco Europe NV	1,554	206,265
Royal Dutch Shell PLC "A"	115,991	4,079,490
Royal Dutch Shell PLC "B"	84,663	2,988,310
Royal Numico NV	4,898	262,426
SBM Offshore NV	3,948	135,712
STMicroelectronics NV	21,538	397,729
TNT NV	12,714	546,982
Unilever NV	51,015	1,393,353
Vedior NV	5,399	111,680
Wereldhave NV	498	66,325
Wolters Kluwer NV	8,802	253,109
(Cost $14,236,755)		22,222,374
New Zealand 0.2%
Auckland International Airport Ltd.	33,452	51,591
Contact Energy Ltd.	10,746	62,949
Fisher & Paykel Appliances Holdings Ltd.	4,480	12,098
Fisher & Paykel Corp., Ltd.	18,285	54,891
Fletcher Building Ltd.	15,863	123,619
Kiwi Income Property Trust	23,532	25,545
Sky City Entertainment Group Ltd.	12,362	44,770
Sky Network Television Ltd.	4,696	21,659
Telecom Corp. of New Zealand Ltd.	57,427	194,801
The Warehouse Group Ltd.	3,494	17,717
Tower Ltd.*	2,790	4,338
Vector Ltd.	3,419	6,069
(Cost $345,963)		620,047
Norway 0.8%
Aker Kvaerner ASA	850	105,704
Det Norske Oljeselskap ASA*	17,000	31,235
DNB NOR ASA*	21,050	298,660
Norsk Hydro ASA	22,950	705,079
Norske Skogindustrier ASA	5,071	87,292
Ocean Rig ASA*	3,100	22,764
Orkla ASA	6,014	340,364
Pan Fish ASA*	62,700	57,297
Petroleum Geo-Services ASA*	5,400	126,351
Prosafe ASA	6,750	95,472
Schibsted ASA	1,200	42,927
Statoil ASA	21,350	562,869
Storebrand ASA	8,450	107,423
Tandberg ASA	3,600	54,214
Tandberg Television ASA*	2,300	28,836
Telenor ASA	24,000	448,033
TGS Nopec Geophysical Co. ASA*	2,200	45,377
Tomra Systems ASA	5,300	36,539
Yara International ASA	7,300	165,623
(Cost $1,495,402)		3,362,059
Portugal 0.4%
Banco BPI SA (Registered)	9,159	71,443
Banco Comercial Portugues SA	70,087	258,999
Banco Espirito Santo e Comercial de Lisboa SA	5,775	103,814
Brisa-Auto Estrada de Portugal SA	9,427	117,599
CIMPOR-Cimentos de Portugal	6,273	52,061
Electricidade de Portugal	62,139	314,934
Jeronimo Martins, SGPS SA	1,588	35,629
Portugal Telecom, SGPS SA (Registered)	25,910	336,267
PT Multimedia-Servicos de Telecomunicacoes e Multimedia, SGPS SA	2,832	36,533
Sonae Industria-SGPS SA*	1,634	16,166
Sonae SGPS SA	24,104	48,041
(Cost $801,203)		1,391,486
Singapore 1.0%
Ascendas Real Estate Investment Trust (REIT)	36,750	63,966
Capitacommercial Trust (REIT)	41,000	69,811
Capitaland Ltd.	39,750	159,584
CapitaMall Trust (REIT)	30,300	57,382
Chartered Semiconductors Manufacturing Ltd.*	26,400	21,955
City Developments Ltd.	18,000	148,237
ComfortDelGro Corp., Ltd.	64,000	67,169
Cosco Corp., (Singapore) Ltd.	12,000	17,924
Creative Technologies Ltd.	1,000	6,649
DBS Group Holdings Ltd.	35,513	523,148
Fraser and Neave Ltd.	28,300	82,724
Haw Par Corp., Ltd.	4,245	19,647
Jardine Cycle & Carriage Ltd.	5,890	56,817
Keppel Corp.	17,750	203,198
Keppel Land Ltd.	13,000	58,461
Neptune Orient Lines Ltd.	20,000	27,250
Oversea-Chinese Banking Corp., Ltd.	78,008	390,735
Parkway Holdings Ltd.	18,450	37,607
SembCorp Industries Ltd.	29,449	73,500
SembCorp Marine Ltd.	19,000	42,040
Singapore Airlines Ltd.	18,000	205,342
Singapore Exchange Ltd.	25,000	92,428
Singapore Post Ltd.	28,000	19,862
Singapore Press Holdings Ltd.	48,758	136,042
Singapore Technologies Engineering Ltd.	44,000	88,345
Singapore Telecommunications Ltd.	226,301	483,366
STATS ChipPAC Ltd.*	36,000	27,288
Suntec Real Estate Investment Trust (REIT)	22,000	26,047
United Overseas Bank Ltd.	37,448	472,405
UOL Group Ltd.	16,544	46,739
Venture Corp., Ltd.	8,000	70,135
Wing Tai Holdings Ltd.	16,333	24,139
(Cost $2,148,791)		3,819,942
Spain 3.9%
Abertis Infraestructuras SA	6,987	207,263
Acciona SA	946	175,589
Acerinox SA	4,981	150,978
ACS, Actividades de Construccion y Servicios SA	7,309	411,386
Altadis SA	7,903	413,506
Antena 3 de Television SA	2,335	54,901
Banco Bilbao Vizcaya Argentaria SA	102,688	2,464,078
Banco Popular Espanol SA	24,746	447,636
Banco Santander Central Hispano SA	179,145	3,332,965
Cintra Concesiones de Infraestructuras de Transporte SA	6,495	108,686
Corporacion Mapfre SA	16,280	73,255
Ebro Puleva SA	2,061	52,213
Endesa SA	22,632	1,051,500
Fadesa Inmobiliaria SA	1,091	50,614
Fomento de Construcciones y Contratas SA	1,152	117,357
Gamesa Corporacion Tecnologica SA	4,551	124,692
Gas Natural SDG SA	4,850	191,204
Grupo Ferrovial SA	1,802	175,430
Iberdrola SA	23,155	1,006,464
Iberia Lineas Aereas de Espana SA	11,243	40,957
Indra Sistemas SA	3,458	84,773
Industria de Diseno Textil SA	6,865	368,892
NH Hoteles SA	1,973	39,027
Promotora de Informaciones SA (Prisa)	2,251	39,248
Repsol YPF SA	26,140	902,119
Sacyr Vallehermoso SA	3,143	186,640
Sociedad General de Aguas de Barcelona SA*	16	586
Sociedad General de Aguas de Barcelona SA "A"	1,673	61,176
Sogecable SA*	1,251	44,581
Telefonica SA	134,991	2,864,697
Union Fenosa SA	3,621	178,541
Zeltia SA*	3,554	26,177
(Cost $7,011,984)		15,447,131
Sweden 2.6%
Alfa Laval AB	1,600	71,928
Assa Abloy AB "B"	9,700	210,441
Atlas Copco AB "A"	10,613	354,801
Atlas Copco AB "B"	6,726	217,108
Axfood AB	500	20,602
Billerud AB	1,000	17,727
Boliden AB	10,200	261,983
Castellum AB	6,000	79,955
Electrolux AB "B"*	8,585	171,021
Eniro AB	6,200	81,608
Fabege AB	2,895	77,597
Getinge AB "B"	6,000	134,273
Hennes & Mauritz AB "B"	15,200	765,450
Hoganas AB "B"	600	15,737
Holmen AB "B"	1,900	82,674
Husqvarna AB "B"*	8,585	133,770
Lundin Petroleum AB*	4,600	53,399
Modern Times Group AB "B"*	1,200	78,840
Nordea Bank AB	66,614	1,023,726
OMX AB	3,100	56,805
Oriflame Cosmetics SA (SDR)	400	16,471
Sandvik AB	35,325	510,464
SAS AB*	1,500	25,460
Scania AB "B"	3,900	273,961
Securitas AB "B"*	11,900	184,617
Securitas Direct AB "B"*	11,900	37,612
Securitas Systems AB "B"*	11,900	48,049
Skandinaviska Enskilda Banken AB "A"	15,685	497,132
Skanska AB "B"	10,600	207,819
SKF AB "B"	12,400	227,858
SSAB Svenskt Stal AB "A"	5,250	124,069
SSAB Svenskt Stal AB "B"	270	6,069
Svenska Cellulosa AB "B"	6,066	315,889
Svenska Handelsbanken AB "A"	15,700	473,344
Swedish Match AB	10,265	191,826
Tele2 AB "B"	9,900	144,169
Telefonaktiebolaget LM Ericsson "B"	476,500	1,920,167
TeliSonera AB	64,949	531,521
Trelleborg AB "B"	2,300	54,872
Volvo AB "A"	3,310	234,402
Volvo AB "B"	6,880	473,476
Wihlborgs Fastigheter AB	1,158	24,150
(Cost $4,289,371)		10,432,842
Switzerland 7.1%
ABB Ltd.	65,947	1,181,889
Adecco SA (Registered)	4,509	306,827
Ciba Specialty Chemicals AG (Registered)	2,114	140,586
Clariant AG (Registered)*	6,750	100,738
Compagnie Financiere Richemont AG "A" (Unit)	16,753	973,065
Credit Suisse Group (Registered)	36,402	2,539,789
Geberit AG (Registered)	137	211,082
Givaudan SA	190	175,404
Holcim Ltd. (Registered)	6,496	593,680
Kudelski SA (Bearer)	1,000	37,593
Kuehne & Nagel International AG (Registered)	1,235	89,845
Kuoni Reisen AG (Registered) "B"*	46	24,548
Logitech International SA (Registered)*	4,400	126,304
Lonza Group AG (Registered)	1,150	99,125
Merck Serono SA	177	158,449
Micronas Semiconductor Holdings AG (Registered)*	690	15,148
Nestle SA (Registered)	12,635	4,480,768
Nobel Biocare Holding AG	100	29,594
Nobel Biocare Holding AG (Bearer)	704	208,072
Novartis AG (Registered)	73,426	4,219,575
OC Oerlikon Corp. AG (Registered)*	276	136,210
Phonak Holding AG (Registered)	1,072	85,242
PSP Swiss Property AG*	978	56,134
Rieter Holdings AG	73	38,167
Roche Holding AG (Genusschein)	21,895	3,917,478
Schindler Holding AG	1,040	65,391
SGS Holdings SA (Registered)	125	138,932
SIG Holding AG (Registered)*	110	36,742
Straumann SA (Registered)	150	36,206
Sulzer AG (Registered)	105	119,269
Swatch Group AG (Bearer)	1,013	223,786
Swatch Group AG (Registered)	1,800	80,487
Swiss Re (Registered)	10,239	867,511
Swisscom AG (Registered)	615	232,739
Syngenta AG (Registered)*	3,414	635,013
Synthes, Inc.	1,526	181,904
UBS AG (Registered)	62,750	3,799,203
Xstrata PLC	18,589	927,459
Zurich Financial Services AG (Registered)*	4,649	1,247,255
(Cost $14,545,927)		28,537,209
United Kingdom 21.3%
3i Group PLC	13,876	273,607
Acergy SA*	6,700	129,025
Aegis Group PLC	28,210	76,825
Aggreko PLC	4,308	36,368
Alliance Boots PLC	25,475	416,768
AMEC PLC	7,045	57,746
Amvescap PLC	24,617	286,191
Anglo American PLC	44,895	2,188,614
ARM Holdings PLC	38,181	93,959
Arriva PLC	5,966	88,675
AstraZeneca PLC	48,114	2,580,800
Aviva PLC	79,711	1,279,770
BAE Systems PLC	102,166	847,299
Balfour Beatty PLC	14,325	123,745
Barclays PLC	199,542	2,841,303
Barratt Developments PLC	8,381	202,538
BBA Aviation PLC	13,782	73,368
Bellway PLC	2,816	84,736
Berkeley Group Holdings PLC*	3,365	112,013
BG Group PLC	107,070	1,459,760
BHP Billiton PLC	76,570	1,414,618
Biffa PLC*	10,112	60,700
Bovis Homes Group PLC	2,635	55,694
BP PLC	611,226	6,828,857
British Airways PLC*	19,503	201,429
British America Tobacco PLC	48,656	1,360,897
British Land Co. PLC	16,631	556,811
British Sky Broadcasting Group PLC	36,245	370,335
Brixton PLC	6,007	67,571
BT Group PLC	260,359	1,533,163
Bunzl PLC	10,256	125,257
Burberry Group PLC	12,532	157,509
Cadbury Schweppes PLC	62,787	671,761
Capita Group PLC	21,017	249,722
Carnival PLC	5,639	284,693
Carphone Warehouse PLC	8,969	55,099
Cattles PLC	8,499	72,743
Centrica PLC	114,366	793,854
Charter PLC*	3,650	64,394
Close Brothers Group PLC	3,119	61,715
Cobham PLC	35,339	133,582
Collins Stewart PLC*	4,955	24,643
Compass Group PLC	66,424	376,223
Cookson Group PLC	3,667	45,082
Corus Group PLC	26,292	272,473
CSR PLC*	3,281	41,701
Daily Mail & General Trust "A"	8,137	113,689
Davis Service Group PLC	3,601	35,409
De Lau Rue PLC	3,496	44,112
Diageo PLC	86,668	1,700,961
DSG International PLC	61,372	230,091
Electrocomponents PLC	13,826	78,533
EMAP PLC	6,146	96,784
EMI Group PLC	22,928	118,826
Enterprise Inns PLC*	10,526	278,211
First Choice Holidays PLC	11,865	66,146
FirstGroup PLC	10,787	121,335
FKI PLC	16,691	33,730
Friends Provident PLC	55,115	233,574
Galiform PLC*	10,649	28,652
Gallaher Group PLC	21,254	477,319
George Wimpey PLC	9,766	106,309
GKN PLC	19,740	106,861
GlaxoSmithKline PLC	179,530	4,731,868
Great Portland Estates PLC	2,801	37,982
Group 4 Securicor PLC	38,300	140,868
Hammerson PLC	9,444	290,819
Hanson PLC	20,379	306,667
Hays PLC	46,306	143,502
HBOS PLC	116,371	2,574,446
HMV Group PLC	8,717	24,434
Home Retail Group*	26,390	211,291
HSBC Holdings PLC	356,664	6,499,420
ICAP PLC	12,399	115,768
IMI PLC	11,801	116,274
Imperial Chemical Industries PLC	37,688	333,360
Imperial Tobacco Group PLC	21,667	853,682
Inchcape PLC	13,535	133,348
InterContinental Hotels Group PLC	11,865	291,956
International Power PLC	45,571	340,569
Intertek Group PLC	5,316	86,291
Invensys PLC*	21,459	115,107
Investec PLC	8,260	106,624
ITV PLC	130,916	272,842
J Sainsbury PLC	44,716	358,273
Johnson Mathey PLC	7,439	204,906
Kelda Group PLC	10,023	181,668
Kesa Electricals PLC	14,930	98,813
Kingfisher PLC	73,459	342,448
Ladbrokes PLC	16,974	138,605
Land Securities Group PLC	14,893	675,471
Legal & General Group PLC	207,754	638,819
Liberty International PLC	7,791	212,851
Lloyds TSB Group PLC	175,537	1,958,104
LogicaCMG PLC	44,744	162,877
London Stock Exchange Group PLC	5,600	143,638
Man Group PLC	55,976	572,587
Marks & Spencer Group PLC	53,336	746,896
Meggitt PLC	10,307	62,247
Michael Page International PLC	7,358	65,129
Misys PLC	15,595	65,522
National Express Group PLC	3,467	76,136
National Grid PLC	85,284	1,235,633
Next PLC	7,226	253,937
Old Mutual PLC	158,396	538,470
Pearson PLC	26,053	392,364
Persimmon PLC	8,847	264,246
Premier Farnell PLC	7,443	28,774
Provident Financial PLC	8,907	121,912
Prudential PLC	76,437	1,044,067
Punch Taverns PLC	7,301	182,218
Rank Group PLC	16,572	75,810
Reckitt Benckiser PLC	19,315	882,508
Reed Elsevier PLC	38,959	427,448
Rentokil Initial PLC	51,529	166,864
Resolution PLC	21,097	264,922
Reuters Group PLC	42,900	373,628
Rexam PLC	18,964	194,495
Rio Tinto PLC	31,798	1,689,432
Rolls-Royce Group PLC*	57,319	502,265
Royal & Sun Alliance Insurance Group PLC	85,049	253,835
Royal Bank of Scotland Group PLC	98,709	3,836,255
SABMiller PLC*	27,484	630,479
Schroders PLC	4,396	95,951
Scottish & Newcastle PLC	22,917	250,985
Scottish & Southern Energy PLC	27,181	826,540
Scottish Power PLC	44,636	652,908
Serco Group PLC	16,202	121,109
Severn Trent PLC	6,741	194,012
Signet Group PLC	55,336	127,760
Slough Estates PLC	13,275	203,200
Smith & Nephew PLC	30,977	323,203
Smiths Group PLC	17,774	344,435
SSL International PLC	3,036	21,977
Stagecoach Group PLC	19,880	59,276
Standard Life PLC*	61,691	357,132
Tate & Lyle PLC	13,864	208,004
Taylor Woodrow PLC	17,689	147,560
Tesco PLC	248,267	1,961,857
The Sage Group PLC	36,547	193,179
Tomkins PLC	28,347	135,370
Travis Perkins PLC	3,190	123,350
Trinity Mirror PLC	8,191	74,934
Tullett Prebon PLC*	4,955	63,062
Unilever PLC	38,293	1,070,295
United Business Media PLC	7,149	96,376
United Utilities PLC	28,271	432,485
Vodafone Group PLC	1,632,299	4,502,697
Whitbread PLC	7,044	230,905
William Hill PLC	11,248	138,833
Wolseley PLC	21,106	507,624
WPP Group PLC	37,861	512,716
Yell Group PLC	22,246	248,247
(Cost $52,081,104)		85,021,830
Total Common Stocks (Cost $227,539,307)		389,801,849

Preferred Stocks 0.2%
Belgium 0.0%
Fortis VVPR Strip* (Cost $2)	2,223	88
Germany 0.2%
Henkel KGaA	1,835	269,969
Porsche AG	226	287,441
ProSiebensat. 1 Media AG*	2,063	67,608
RWE AG	1,035	98,344
Volkswagen AG	3,091	230,627
(Cost $434,765)		953,989
Italy 0.0%
Compagnia Assicuratrice Unipol SpA (Cost $60,785)	21,485	69,476
Total Preferred Stocks (Cost $495,552)		1,023,553

Warrants 0.0%
Japan
Dowa Mining Co., Ltd. Expiration Date 1/29/2010* (Cost $0)	9,000	2,967

Cash Equivalents 1.6%
Cash Management QP Trust, 5.46% (c) (Cost $6,320,070)	6,320,070	6,320,070
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $234,354,929)+	99.3	397,148,439
Other Assets and Liabilities, Net	0.7	2,824,500
Net Assets	100.0	399,972,939
+ The cost for federal income tax purposes was $243,491,560. At December 31, 2006, net unrealized appreciation for all securities based on tax cost was $153,656,879. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $158,533,890 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,877,011.
* Non-income producing security.
(a) Securities with the same description are the same corporate entity but trade on different stock exchanges.
(b) Affiliated issuer. This security is owned in proportion with its representation in the index.
(c) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

SDR: Swedish Depositary Receipt

At December 31, 2006, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
DJ Euro Stoxx 50 Index	3/16/2007	94	5,102,409	5,158,201	55,792
FTSE 100 Index	3/16/2007	16	1,937,520	1,947,349	9,829
Hang Seng Stock Index	1/30/2007	4	495,404	514,714	19,310
SPI 200 Index	3/15/2007	5	552,081	557,084	5,003
TOPIX Index	3/8/2007	20	2,705,516	2,827,612	122,096
Total unrealized appreciation					212,030

As of December 31, 2006, open forward foreign currency exchange contracts were as follows:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
USD	3,300,000	EUR	2,501,469	3/21/2007	14,120
USD	2,100,000	JPY	247,324,140	3/22/2007	794
Total unrealized appreciation					14,914
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized (Depreciation) ($)
USD	1,200,000	GBP	612,341	3/21/2007	(687)
Total unrealized depreciation					(687)
Currency Abbreviations
EUR Euro GBP Great British Pound JPY Japanese Yen USD United States Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2006
Assets
Investments: Investments in securities, at value (cost $228,034,859)	$ 390,828,369
Investment in Cash Management QP Trust (cost $6,320,070)	6,320,070
Total investments in securities, at value (cost $234,354,929)	397,148,439
Cash	299,423
Foreign currency, at value (cost $3,125,344)*	3,294,241
Margin deposit	587,435
Receivable for Fund shares sold	936,112
Dividends receivable	381,662
Interest receivable	28,533
Receivable for variation margin on open futures contracts	294,651
Unrealized appreciation on forward foreign currency exchange contracts	14,914
Foreign taxes recoverable	185,347
Due from advisor	6,875
Other assets	27,071
Total assets	403,204,703
Liabilities
Payable for investments purchased	15,055
Payable for Fund shares redeemed	2,875,380
Unrealized depreciation on forward foreign currency exchange contracts	687
Accrued management fee	174,117
Other accrued expenses and payables	166,525
Total liabilities	3,231,764
Net assets, at value	$ 399,972,939
* Includes foreign currency of $1,245,630 to cover margin requirements on foreign futures contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of December 31, 2006 (continued)
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(1,879,837)
Net unrealized appreciation (depreciation) on: Investments	162,793,510
Futures	212,030
Foreign currency related transactions	342,813
Accumulated net realized gain (loss)	(42,121,001)
Paid-in capital	280,625,424
Net assets, at value	$ 399,972,939
Net Asset Value
Net Asset Value, offering and redemption price(a) per share ($399,972,939 ÷ 24,740,218 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 16.17
(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2006(a)
Investment Income
Income allocated from the DWS EAFE® Equity Index Portfolio: Dividends (net of foreign taxes withheld of $13,816)	$ 51,054
Interest — Cash Management QP Trust	5,768
Expenses allocated from the Portfolio (b)	(47,187)
Net investment income (loss) allocated from the DWS EAFE® Equity Index Portfolio	9,635
Dividends (net of foreign taxes withheld of $732,176)	9,307,243
Interest — Cash Management QP Trust	356,356
Total Income	9,673,234
Expenses: Investment management fee	818,470
Administrative service fee	199,186
Administration fee	208,348
Services to shareholders	124,405
Custodian fee	215,010
Auditing	61,967
Legal	49,322
Trustees' fees and expenses	14,527
Reports to shareholders and shareholder meeting	65,456
Registration fees	27,010
Other	62,058
Total expenses, before expense reductions	1,845,759
Expense reductions	(360,613)
Total expenses, after expense reductions	1,485,146
Net investment income	8,188,088
(a) On January 13, 2006, the DWS EAFE® Equity Index Portfolio, a master portfolio for a master-feeder structure, closed. The Statement of Operations includes the DWS EAFE® Equity Index Fund's information as a stand-alone and feeder fund for the respective periods (see Note A in the Notes to Financial Statements).
(b) For the period from January 1, 2006 through January 13, 2006, the Advisor of the DWS EAFE® Equity Index Portfolio waived/reimbursed fees in the amount of $31,099, all of which was allocated to the Fund.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2006(a) (continued)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) allocated from the DWS EAFE® Equity Index Portfolio from: Investments	1,634,237
Futures	341,890
Foreign currency related transactions	(61)
Net realized gain (loss) from: Investments	2,269,015
Futures	575,126
Foreign currency related transactions	1,112,787
Net increase from payments by affiliates and net gains (losses) realized on the disposal of investments in violation of restrictions	—
5,932,994
Net unrealized appreciation/depreciation during the period allocated from the DWS EAFE® Equity Index Portfolio on: Investments	12,503,998
Futures	59,371
Foreign currency related transactions	145,917
Net unrealized appreciation (depreciation) during the period on: Investments	52,018,442
Futures	(51,137)
Foreign currency related transactions	260,143
64,936,734
Net gain (loss) on investment transactions	70,869,728
Net increase (decrease) in net assets resulting from operations	$ 79,057,816
(a) On January 13, 2006, the DWS EAFE® Equity Index Portfolio, a master portfolio for a master-feeder structure, closed. The Statement of Operations includes the DWS EAFE® Equity Index Fund's information as a stand-alone and feeder fund for the respective periods (see Note A in the Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2006(a)	2005
Operations: Net investment income (loss)	$ 8,188,088	$ 7,014,629
Net realized gain (loss) on investment transactions	5,932,994	(446,012)
Net unrealized appreciation (depreciation) during the period on investment transactions	64,936,734	31,573,093
Net increase (decrease) in net assets resulting from operations	79,057,816	38,141,710
Distributions to shareholders from: Net investment income	(8,673,136)	(7,653,718)
Tax return of capital	—	(681,921)
Fund share transactions: Proceeds from shares sold	69,840,868	83,326,794
Reinvestment of distributions	8,437,487	8,027,440
Cost of shares redeemed	(57,791,124)	(97,155,321)
Redemption fees	7,963	1,210
Net increase (decrease) in net assets from Fund share transactions	20,495,194	(5,799,877)
Increase (decrease) in net assets	90,879,874	24,006,194
Net assets at beginning of period	309,093,065	285,086,871
Net assets at end of period (including accumulated distributions in excess of net investment income of $1,879,837 and $2,470,705, respectively)	$ 399,972,939	$ 309,093,065
(a) On January 13, 2006, the DWS EAFE® Equity Index Portfolio, a master portfolio for a master-feeder structure, closed. The Statement of Changes in Net Assets includes the DWS EAFE®Equity Index Fund's information as a stand-alone and feeder fund for the respective periods (See Note A in the Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 13.15	$ 11.89	$ 10.35	$ 7.77	$ 9.46
Income (loss) from investment operations: Net investment income (loss)	.35[a]	.29[a]	.33	.17[a]	.16[a]
Net realized and unrealized gain (loss) on investment transactions	3.03	1.33	1.64	2.64	(1.72)
Total from investment operations	3.38	1.62	1.97	2.81	(1.56)
Less distributions from: Net investment income	(.36)	(.33)	(.43)	(.23)	(.13)
Tax return of capital	—	(.03)	—	—	—
Total distributions	(.36)	(.36)	(.43)	(.23)	(.13)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 16.17	$ 13.15	$ 11.89	$ 10.35	$ 7.77
Total Return (%)[b]	25.69	13.57	19.42	36.45	(16.63)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	400	309	285	231	137
Ratio of expenses before expense reductions, including expenses of the EAFE® Equity Index Portfolio (%)	.55	.56	.58	.60	.65
Ratio of expenses after expense reductions, including expenses of the EAFE® Equity Index Portfolio (%)	.45	.40	.40	.40	.40
Ratio of net investment income (loss) (%)	2.40	2.35	1.98	1.99	1.83
Portfolio turnover rate	8[c]	16	12	6	10
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] On January 13, 2006, the DWS EAFE® Equity Index Portfolio was closed (see Note A in the Notes to Financial Statements). This ratio includes the purchases and sales of portfolio securities of the DWS EAFE® Equity Index Fund as a stand-alone fund in addition to the DWS EAFE® Equity Index Fund Portfolio.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS EAFE® Equity Index Fund (the "Fund") is a diversified series of the DWS Institutional Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. On July 10, 2006, DWS EAFE® Equity Index Fund became a series of DWS Institutional Funds, an open-end management investment company. Prior to July 10, 2006, DWS EAFE® Equity Index Fund was a series of DWS Advisor II Funds, an open-end management investment company.

On August 8, 2005, the Board of Trustees approved dissolving the DWS EAFE® Equity Index Fund master-feeder structure, and converting the Fund to a stand-alone fund. On January 13, 2006, the Fund received net assets with a value of $304,728,559 which included net unrealized appreciation of $111,146,337 from the DWS EAFE® Equity Index Portfolio (the "Portfolio") in a tax free exchange for its beneficial ownership in the Portfolio. Activity prior to this conversion is included in the Financial Statements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies as well as Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchange and the close of the New York Stock exchange.

In September 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2006, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2006, the Fund had a net tax basis capital loss carryforward of approximately $37,921,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2008 ($8,796,000), December 31, 2009 ($14,050,000), December 31, 2010 ($14,930,000) and December 31, 2011 ($145,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under Sections 382-383 of the Internal Revenue Code. During the year ended December 31, 2006, the Fund utilized approximately $4,646,000 of a prior year capital loss carryforward.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to passive foreign investment companies, foreign denominated investments, investments in futures, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2006, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ 3,071,220
Capital loss carryforwards	$ (37,921,000)
Net unrealized appreciation (depreciation) on investments	$ 153,656,879

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2006	2005
Distributions from ordinary income	$ 8,673,136	$ 7,653,718
Return of capital distributions	$ —	$ 681,921

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended December 31, 2006, purchases and sales of investment securities (excluding short-term investments, including the purchases and sales of securities as a stand-alone fund and the DWS EAFE® Equity Index Portfolio) aggregated $54,521,654 and $27,117,624, respectively.

C. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DAMI" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Fund. Effective January 1, 2007, DAMI, merged with Deutsche Investment Management Americas Inc. ("DIMA"), an indirect, wholly owned subsidiary of Deutsche Bank AG. The Board of the Fund approved a new investment management agreement between the Fund and DIMA. The new investment management agreement is identical in substance to the current investment management agreement for the Fund, except for the named investment advisor.

Investment Management Agreement. Under the Amended and Restated Investment Management Agreement ("Investment Management Agreement"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The advisory fee payable under the Investment Management Agreement is equal to an annual rate of 0.25% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

Northern Trust Investments, N.A. ("NTI"), an indirect subsidiary of Northern Trust Corporation, serves as sub-advisor to the Fund and is paid by the Advisor for its services.

For the period from January 1, 2006 through September 30, 2006, the Advisor had contractually agreed to waive all or a portion of its fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses at 0.40% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses).

For the period from October 1, 2006 through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses at 0.61% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses).

For the period from January 1, 2006 through January 13, 2006, the Investment Advisory Fee charged to the Portfolio was $34,380, of which $31,099 was waived, which was equivalent to an annualized effective rate of 0.02%.

For the period from January 14, 2006 through December 31, the Advisor waived a portion of its Investment Advisory Fee aggregating $213,958 and the amount charged aggregated $818,470, which was equivalent to an annualized effective rate of 0.18%.

Administrator Service Fee. Prior to June 1, 2006, Investment Company Capital Corp. ("ICCC" or the "Administrator"), an indirect, wholly owned subsidiary of Deutsche Bank AG, was the Fund's Administrator. For its services as Administrator, ICCC received a fee (the "Administrative Service Fee") of 0.15% of the Fund's average daily net assets, computed and accrued daily and paid monthly.

For the period from January 1, 2006 through May 31, 2006, the Administrative Service Fee charged to the Fund was $199,186, of which $19,426 was waived.

Administration Fee. Effective June 1, 2006, the Administration Agreement with ICCC was terminated and the Fund entered into an Administrative Services Agreement DIMA, pursuant to which DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from June 1, 2006 through December 31, 2006, DIMA received an Administration Fee of $208,348, of which $33,697 is unpaid.

For the period from January 1, 2006 through January 13, 2006, ICCC served as Administrator for the Portfolio and received a fee of 0.10% of the average daily net assets, computed and accrued daily and payable monthly. For the period from January 1, 2006 through January 13, 2006, the Administrative Service Fee charged to the Portfolio was $13,752.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. Prior to June 1, 2006, the fees were paid under the Administrative Service Agreement with ICCC. For the period from June 1, 2006, through December 31, 2006, the amount charged to the Fund by DWS-SISC for transfer agency services aggregated $121,506, all of which was waived.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2006, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $18,600, of which $8,040 is unpaid.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the year ended December 31, 2006, the Advisor reimbursed the Fund $5,631, which represented a portion of expected fee savings for the Advisor through May 31, 2006, related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an agreement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2006, the Fund's custodian fees were reduced by $92 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of withdrawal requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended December 31, 2006		Year Ended December 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold	4,622,878	$ 69,840,868	6,916,415	$ 83,326,794
Shares issued to shareholders in reinvestment of distributions	527,343	$ 8,437,487	579,209	$ 8,027,440
Shares redeemed	(3,914,325)	$ (57,791,124)	(7,959,691)	$ (97,155,321)
Redemption Fees		$ 7,963		$ 1,210
Net increase (decrease)	1,235,896	$ 20,495,194	(464,067)	$ (5,799,877)

G. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

H. Concentration of Ownership

From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At December 31, 2006 there were two unaffiliated shareholders who held 44% and 11%, respectively, and one affiliated shareholder who held 17% of the outstanding shares of the Fund.

I. Payments made by Affiliates

During the year ended December 31, 2006, the Advisor fully reimbursed the Fund $106,719 for losses incurred in violation of the Fund's investment restrictions. The amount of the loss was less than $0.01 per share, thus having no impact on the Fund's total return.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Institutional Funds (formerly DWS Advisor Funds II) and Shareholders of DWS EAFE® Equity Index Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS EAFE® Equity Index Fund (the "Fund") at December 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

Boston, Massachusetts February 26, 2007	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid foreign taxes of $547,562 and earned $8,548,833 of foreign source income year during the year ended December 31, 2006. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.02 per share as foreign taxes paid and $0.35 per share as income earned from foreign sources for the year ended December 31, 2006.

For federal income tax purposes, the Fund designates $8,554,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's investment management agreement with DAMI and the sub-advisory agreement between DAMI and Northern Trust Investments, N.A. ("NTI") in September 2006. The Fund's investment management agreement was also approved by the Fund's shareholders at a special meeting held in May 2006 as part of an overall plan to standardize and add flexibility to the management agreements for the DWS funds.

In terms of the process that the Trustees followed prior to approving the agreements, shareholders should know that:

At present time, all but one of your Fund's Trustees are independent of DAMI and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2006 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement and sub-advisory agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants in the course of their 2006 review of the Fund's contractual arrangements.

The sub-advisory fee paid to NTI is paid by DAMI out of its fee and not directly by the Fund.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DAMI is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DAMI's and NTI's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's investment management agreement and the sub-advisory agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DAMI by similar funds and institutional accounts advised by DAMI (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Fund were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2005). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DAMI, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DAMI of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Institutional Class shares) are expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2005). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The investment performance of the Fund and DAMI, both absolute and relative to various benchmarks and industry peer groups. The Board noted that the Fund's performance (Institutional shares) was in the 2nd quartile of the applicable Lipper universe for each of the one-, three- and five-year periods ended June 30, 2006. The Board also observed that the Fund has outperformed its benchmark in the one-year period ended June 30, 2006 and has underperformed its benchmark in the three- and five-year periods ended June 30, 2006. The Board recognized that DAMI has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DAMI and NTI. The Board considered extensive information regarding DAMI, including DAMI's and NTI's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the investment management agreement and the sub-advisory agreement, including the scope of services provided under the agreements. In this regard, the Board concluded that the quality and range of services provided by DAMI and NTI have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DAMI and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DAMI during 2005 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DAMI the cost allocation methodology used to determine DAMI's profitability. In analyzing DAMI's costs and profits, the Board also reviewed the fees paid to and services provided by DAMI and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DAMI and its affiliates as a result of DAMI's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DAMI's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DAMI and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), Deutsche Asset Management's overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DAMI and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DAMI and NTI regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DAMI and NTI, subject to compliance with applicable SEC rules. The Board also reviewed and approved, subject to ongoing review by the Board, a plan whereby a limited portion of the Fund's brokerage may in the future be allocated to brokers who acquire (and provide to DAMI and its affiliates) research services from third parties that are generally useful to DAMI and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DAMI's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DAMI's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DAMI to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DAMI's chief compliance officer; (ii) the large number of compliance personnel who report to DAMI's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's investment management agreement and sub-advisory agreement, and concluded that the continuation of such agreements was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the agreements.

In December 2006, the Board approved an amended and restated investment management agreement with Deutsche Investment Management Americas Inc. ("DIMA") in connection with the merger of DAMI into DIMA. In determining to approve this agreement, the Board considered Deutsche Bank's representations that this change was administrative in nature, and would not involve any change in operations or services provided to the fund, or to the personnel involved with providing such services.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of December 31, 2006. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2006 Board Member since 2006	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	87
Henry P. Becton, Jr. (1943) Board Member since 2006	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	85
Keith R. Fox (1954) Board Member since 2006	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising). Former Directorships: The Kennel Shop (retailer)	87
Kenneth C. Froewiss (1945) Board Member since 2006	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	87
Martin J. Gruber (1937) Board Member since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), National Bureau of Economic Research (since January 2006). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	87
Richard J. Herring (1946) Board Member since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (since July 2000-June 2006)	87
Graham E. Jones (1933) Board Member since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	87
Rebecca W. Rimel (1951) Board Member since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	87
Philip Saunders, Jr. (1935) Board Member since 1986	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	87
William N. Searcy, Jr. (1946) Board Member since 2002	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	87
Jean Gleason Stromberg (1943) Board Member since 2006	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	87
Carl W. Vogt (1936) Board Member since 2006	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); Waste Management, Inc. (solid waste disposal). Formerly, Chairman and Member, National Transportation Safety Board
		85
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	86
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 2003-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 2002-present	Managing Director[4], Deutsche Asset Management
Scott M. McHugh[6] (1971) Assistant Treasurer, 2005-present	Director[4], Deutsche Asset Management
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
John Robbins[5] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[4], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[5] (1951) Chief Legal Officer, 2006-present	Director[4], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005)(2006-2009)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
4 Executive title, not a board directorship.
5 Address: 345 Park Avenue, New York, New York 10154.
6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Institutional Class
Nasdaq Symbol	BTAEX
CUSIP Number	23339C 768
Fund Number	558

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, December 31, 2006, DWS EAFE Equity Index Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS EAFE EQUITY INDEX FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$60,500	$128	$0	$0
2005	$17,100	$225	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$155,500	$11,930	$0
2005	$268,900	$197,605	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax advice and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$0	$11,930	$0	$11,930
2005	$0	$197,605	$104,635	$302,240

All other engagement fees were billed for services in connection with training seminars and risk management initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS EAFE Equity Index Fund, a series of DWS Institutional Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 1, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS EAFE Equity Index Fund, a series of DWS Institutional Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 1, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	March 1, 2007